UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

	FORM	8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):			July 31, 2019
CATERPILLAR INC.
(Exact name of registrant as specified in its charter)
Delaware	1-768		37-0602744
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S Employer Identification No.)

510 Lake Cook Road,	Suite 100,	Deerfield,	Illinois	60015
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code:		(224)	551-4000
Former name or former address, if changed since last report:			N/A

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol (s)	Name of each exchange which registered
Common Stock ($1.00 par value)	CAT	The New York Stock Exchange
9 3/8% Debentures due March 15, 2021	CAT21	The New York Stock Exchange
8% Debentures due February 15, 2023	CAT23	The New York Stock Exchange
5.3% Debentures due September 15, 2035	CAT35	The New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of
1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐

Item 5.07    Submission of Matters to a Vote of Security Holders

In a Current Report on Form 8-K filed on June 14, 2019 (the “Initial Form 8-K”), Caterpillar Inc. (the “Company”) disclosed its voting results for the matters submitted to a shareholder vote at its 2019 Annual Shareholders Meeting held on June 12, 2019 (the “Meeting”). The Company’s inspector of elections subsequently informed the Company of a calculation error in the results it reported to the Company for the Meeting and provided corrected voting results. Although the corrected vote totals do not change the outcome of any of the matters submitted to a vote at the Meeting, the Company is filing this amendment to the Initial Form 8-K to provide the corrected information from its inspector of elections.

Proposal 1 – Company Proposal - Election of Directors

All nominees for election to the Company’s Board of Directors named in the Proxy Statement were elected, each to a one-year term, with the following vote:

Director	For	Against	Abstain	Broker Non-Votes
Kelly A. Ayotte	375,672,610	7,621,427	1,126,107	117,125,424
David L. Calhoun	366,500,853	14,826,675	3,092,616	117,125,424
Daniel M. Dickinson	369,986,728	13,102,637	1,330,779	117,125,424
Juan Gallardo	372,084,616	11,093,420	1,242,108	117,125,424
Dennis A. Muilenburg	379,178,022	3,790,746	1,451,376	117,125,424
William A. Osborn	369,238,891	13,793,068	1,388,185	117,125,424
Debra L. Reed-Klages	380,328,299	2,926,440	1,165,405	117,125,424
Edward B. Rust, Jr.	373,921,585	9,169,603	1,328,956	117,125,424
Susan C. Schwab	377,100,586	6,242,255	1,077,303	117,125,424
D. James Umpleby III	368,252,333	14,107,403	2,060,408	117,125,424
Miles D. White	235,070,024	147,981,384	1,368,736	117,125,424
Rayford Wilkins, Jr.	380,099,420	2,968,583	1,352,141	117,125,424

Proposal 2 – Company Proposal - Ratification of Independent Registered Accounting Firm

The proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019 was approved with the following vote:

For	Against	Abstain
482,591,459	17,430,685	1,523,424

Proposal 3 – Company Proposal - Advisory vote on executive compensation

The proposal requesting that the shareholders of the Company approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
362,634,170	19,121,409	2,664,565	117,125,424
Proposal 4 – Shareholder Proposal – Amend Proxy Access to Remove Resubmission Threshold

The proposal requesting that the Board of Directors amend the Company’s bylaws to remove the requirement that a director candidate submitted through the proxy access process receive a minimum level of support in order to qualify as a proxy access candidate at a future shareholder meeting was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
86,751,297	294,409,983	3,258,864	117,125,524

Proposal 5 – Shareholder Proposal – Report on Activities in Conflict-Affected Areas

The proposal requesting the Board of Directors to assess and report on risks associated with business activities in conflict-affected areas other than those areas already addressed through the Company’s conflict minerals policy was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
30,291,775	349,493,343	4,635,026	117,125,424

Item 9.01    Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description

104	The cover page from this Current Report on Form 8-K/A, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

August 2, 2019	By:	/s/ Suzette M. Long
Suzette M. Long General Counsel & Corporate Secretary